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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) March 24, 2005


                          HOMETOWN AUTO RETAILERS, INC.
                          -----------------------------
             (Exact name of Registrant as specified in its charter)



            Delaware                    000-24669                 06-1501703
-------------------------------     ----------------        -------------------
(State or other jurisdiction of     (Commission File          (IRS Employer
         incorporation)                  Number)            Identification No.)


                             1309 South Main Street
                               Waterbury, CT 06706
               (Address Of Principal Executive Office) (Zip Code)



        Registrant's telephone number, including area code (203) 756-1300


                                       N/A
 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.02 Results of Operations and Financial Condition

      On March 24, 2005, Hometown issued a press release announcing its 2004 annual results. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.


Item 9.01 Financial Statements and Exhibits

      (a)   Exhibits.

           Number                   Description
           ------                   -----------

            99.1                    Press Release dated March 24, 2005.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        Hometown Auto Retailers, Inc.

                                        By:   /s/ Charles F. Schwartz
                                            ---------------------------
                                         Name:  Charles F. Schwartz
                                         Title: Chief Financial Officer



Dated:  March 24, 2005